Exhibit 99.8

FOURTH QUARTER AND FULL YEAR 2003 EARNINGS REVIEW JANUARY 22, 2004

2003 YEAR IN REVIEW Achieved pre-tax automotive breakeven* Exceeded expectations for cost savings Improved quality Successful vehicle launches, including F-150 and Focus C-Max Continued progress on unit revenues in North America P.A.G. profitable Substantial improvement in South America and Asia Pacific Record earnings at Ford Credit Maintained strong liquidity position Completed agreements with UAW and Visteon Global net pricing pressure Market share performance Cost pressures Product cost Pension and Healthcare costs Need to improve results in Europe Accomplishments Continuing Challenges * Excluding special items

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FOURTH QUARTER 2003 SUMMARY Earnings per share of $0.31 from continuing operations, excluding special items, and net income of $(0.43) The Americas North America per unit revenue up over $700 per unit compared with a year ago Market share loss in North America reflected primarily discontinued vehicles and reduction in daily rental business South America essentially breakeven International Operations showed significant improvement Delivered operating profits at P.A.G., Europe, and Asia Pacific Record earnings at Ford Credit Strong automotive liquidity - Gross cash at $25.9 billion

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Earnings Per Share Net Income $(0.43) $(0.36) $0.27 $0.82 Continuing Ops. - Excl. Special Items 0.31 0.20 1.14 0.58 Net Income (Mils.) $(793) $(663) $495 $1,475 Pre-Tax Profit (Mils.) Incl. Special Items $(1,106) $(1,129) $1,370 $419 Excl. Special Items 899 546 3,431 1,580 Revenue (Bils.) Total Sales and Revenue $46.0 $4.5 $164.2 $1.9 Automotive Sales 39.8 5.2 138.4 4.1 Vehicle Unit Sales (000) 1,880 91 6,720 (253) Automotive Cash, Marketable and Loaned Securities and Short-term VEBA* (Bils.) Gross** $25.9 $ 0.6 $25.9 $ 0.6 Net of Senior Debt 10.9 (0.2) 10.9 (0.2) Operating-Related Cash Flow*** 1.5 -- 0.1 -- FOURTH QUARTER AND FULL YEAR RESULTS 2003 B / (W) 2002 Fourth Quarter 2003 B / (W) 2002 Full Year * Voluntary Employee Beneficiary Association (VEBA) Trust used to pre-fund certain employee benefit obligations ** See Slide 22 for calculation and Appendix (pages 16 of 17) for reconciliation to GAAP *** Before pension and VEBA contributions and tax refunds; see Slide 22 for calculation and Appendix (pages 16 and 17 of 17) for reconciliation to GAAP

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INCOME FROM CONTINUING OPERATIONS EXCLUDING SPECIAL ITEMS COMPARED WITH NET INCOME Memo: Pre-Tax Profit (Mils.) Earnings Per Share* Memo: Pre-Tax Profit (Mils.) Fourth Quarter Full Year Earnings Per Share* * Earnings per share from continuing operations is calculated on a basis that includes pre-tax profit, provision for taxes, and minority interest Income from Continuing Operations Excluding Special Items $ 0.31 $ 899 $ 1.14 $ 3,431 Special Items - European Restructuring $(0.14) $ (457) $(0.16) $ (513) - Visteon Agreement (0.47) (1,597) (0.47) (1,597) - Other Non-Core Businesses 0.02 49 0.02 49 Dilution Effect of Special Items (0.07) -- (0.03) -- Total Special Items $(0.66) $(2,005) $(0.64) $(2,061) Income from Continuing Operations $(0.35) $(1,106) $0.50 $ 1,370 Cumul. Effect of Change in Accounting Principle 0 (0.14) Discontinued Operations (0.08) (0.09) Net Income $(0.43) $0.27

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2003 FULL YEAR MILESTONES Planning Assumptions Industry Volume -- U.S. 16.5 million units 17.0 -- Europe 17.0 million units 17.0 Net Pricing* -- U.S. (Ford / LM) Zero (0.6)% -- Europe (Ford) 1% (1.7)% Physicals Market Share Improve in all regions Mixed Quality Improve in all regions Improved Automotive Cost Performance** Improve by at least $500 million $3.2 Bils. Capital Spending $8 billion $7.4 Bils. Financial Results Automotive Income Before Taxes Breakeven (Excl. Special Items) $104 Mils. Operating-Related Cash Flow*** Breakeven $0.1 Bils. Ford Credit - Improve cash contribution to Parent $3.7 Bils. - Maintain managed leverage in low 13.0 to 1 end of 13-14 to 1 range**** 2003 Milestone * See Appendix (page 9 of 17) for reconciliation to GAAP ** Calculated at constant volume, mix, and exchange (excluding special items) *** See Slide 22 and Appendix (pages 16 and 17 of 17) for reconciliation to GAAP **** See Appendix (pages 13, 14, and 15 of 17) for calculation, definitions and reconciliation to GAAP Base Full Year Results

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TOTAL COMPANY 2003 PRE-TAX PROFIT / (LOSS) BY SECTOR Full Year (Mils.)* Financial Services Total Automotive Total Automotive Fin Svcs 2Q 800 104 850 $3,431 $104 $3,327 * Excluding special items; see Appendix (pages 2, 3, and 4 of 17) for reconciliation to GAAP Total Auto Fin Svcs 2Q 899 -20 903 Financial Services Automotive $(4) $903 Memo: B / (W) 2002 $546 $236 $310 $1,580 $357 $1,223 Fourth Quarter (Mils.)* $899 Total

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2003 AUTOMOTIVE PRE-TAX PROFIT COMPARED WITH 2002 Fourth Quarter (Bils.)* * Excluding special items; see Appendix (pages 2, 3 and 4 of 17) for reconciliation to GAAP Full Year (Bils.)* 2002 2003 Volume Revenue Cost Other -300 100 -1500 -1000 3200 -300 $(1.0) $(1.5) 2002 Net Pricing Cost Perf. $3.2 Volume / Mix $(0.3) 2003 $0.1 $0.4 2002 2003 Volume Revenue Cost Other -200 3 100 0 500 -400 $0 $0.1 Net Pricing Cost Perf. $0.5 Volume / Mix 2003 $0 $(0.4) Other 2002 $(0.2) $0.2 Other $(0.3)

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FULL YEAR AUTOMOTIVE COST PERFORMANCE Quality Mfg. Eng Overhead Net Product D&A Pension 1.6 1.2 1.4 0.4 -0.2 -1.2 $0.4 $1.6 $(1.2) $(0.2) $1.2 $1.4 2003 Costs B / (W) 2002 (Bils.)* Net Product Costs Quality Related Pension / Healthcare Deprec. / Amort. Mfg. / Engrg. Overhead * At constant volume, mix, and exchange; excluding special items Total $3.2 Bils.

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AUTOMOTIVE SECTOR 2003 PROFIT / (LOSS) WW Americas Int'l Other 2Q -4 193 172 -369 World- wide Other Automotive Fourth Quarter (Mils.)* Americas $(4) $(369) $193 Pre-Tax Profits by Segment Full Year (Mils.)* Memo: B / (W) 2002 $236 $(224) $624 $(164) $357 $(236) $575 $18 * Excluding special items; see Appendix (pages 2, 3, and 4 of 17) for reconciliation to GAAP $172 Int'l. WW Americas Int'l Other 2Q 104 1632 -905 -623 World- wide Other Automotive Americas $104 $(623) $1,632 $(905) Int'l.

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AUTOMOTIVE SECTOR - AMERICAS SEGMENT 2003 PROFIT / (LOSS) Americas N.A. S. A. 2Q 193 197 -4 Americas South America Fourth Quarter (Mils.)* North America $193 $(4) $197 Pre-Tax Profits Total Auto Fin Svcs 2Q 1632 1762 -130 Americas South America Full Year (Mils.)* North America $1,632 $1,762 $(130) Memo: B / (W) 2002 $(224) $(316) $92 $(236) $(728) $492 * Excluding special items; see Appendix (pages 2, 3, and 4 of 17) for reconciliation to GAAP

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AUTOMOTIVE SECTOR -- NORTH AMERICA FOURTH QUARTER KEY METRICS -- 2003 vs. 2002 2002 2003 Revenue 21.2 22.8 2003 2002 $22.8 $21.2 Revenue (Bils.) 2002 2003 Vehicle Unit Sales 999 1022 2003 2002 1,022 999 Vehicle Unit Sales (000) 2002 2003 PBT 513 197 $513 2003 2002 Pre-Tax Profit (Mils.)* * Excluding special items; see Appendix (pages 2 and 3 of 17) for reconciliation to GAAP $197

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NORTH AMERICA UNIT REVENUE CONTINUES TO IMPROVE 4Q 01 4Q 02 4Q 03 Net Rev 20717 21001 21725 2001 Full Year Per Unit Revenue* 2002 2003 * Excluding FIN46 $21,001 $20,717 2001 4Q 01 4Q 02 4Q 03 Net Rev 20349 21273 21976 2002 2003 Fourth Qtr. Per Unit Revenue* $21,273 $20,349 Revenue Drivers • Disciplined Focus on Incentives • Reduction in Daily Rental Volume • Discontinued Low-Margin Vehicles • Strong F-Series and SUV Sales • New Options and Features • New Ordering and Distribution Process $21,725 $21,976 Memo: As Reported $20,349 $21,273 $22,317 $20,717 $21,001 $21,936 $703 $724

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AUTOMOTIVE SECTOR -- SOUTH AMERICA FOURTH QUARTER KEY METRICS -- 2003 vs. 2002 2002 2003 Revenue 0.3 0.6 2003 2002 $0.6 $0.3 Revenue (Bils.) 2002 2003 Vehicle Unit Sales 56 61 2003 2002 61 56 Vehicle Unit Sales (000) 2002 2003 PBT -96 -8 $(96) 2003 2002 Pre-Tax Profit (Mils.)* * Excluding special items; see Appendix (pages 2 and 3 of 17) for reconciliation to GAAP $(4)

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AUTOMOTIVE SECTOR - INTERNATIONAL SEGMENT 2003 PROFIT / (LOSS) Intl Europe AP PAG Other 2Q 172 60 26 108 -22 Fourth Quarter (Mils.)* $172 $(22) $26 Pre-Tax Profits Full Year (Mils.)* Memo: B / (W) 2002 $624 $77 $61 $496 $(10) $575 $(564) $151 $904 $84 $108 Itnl Europe AP PAG Other 2Q -905 -1113 -25 164 69 Int'l. P.A.G. Europe $(905) $(1,113) $164 $(25) Asia Pacific $69 Other Int'l. P.A.G. Europe Asia Pacific Other $60 * Excluding special items; see Appendix (pages 2, 3, and 4 of 17) for reconciliation to GAAP

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AUTOMOTIVE SECTOR -- EUROPE FOURTH QUARTER KEY METRICS -- 2003 vs. 2002 1st Qtr 2nd Qtr East 5.6 7.4 2003 2002 $7.4 $5.6 Revenue (Bils.) 2002 2003 461 484 2003 2002 484 460 Vehicle Unit Sales (000) 1st Qtr 2nd Qtr East -17 64 $(17) 2003 2002 Pre-Tax Profit (Mils.)* $60 * Excluding special items; see Appendix (pages 2 and 3 of 17) for reconciliation to GAAP

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Third Quarter 2003 500 $ (56) U.K. Salaried Personnel Reductions Fourth Quarter 2003 4,600 (457) Removal of Third Shift at Genk Germany Salaried Personnel Reductions Other Manufacturing Efficiencies First Half 2004 1,600 (162) U.K. and Germany Sal. Personnel Reductions Other Manufacturing Efficiencies Total Restructuring Actions 6,700 $(675) Personnel Reductions Pre-Tax Charge (Mils.) EUROPE RESTRUCTURING ACTIONS ONGOING SAVINGS OF $550 MILLION -- $450 MILLION IN 2004

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FORD EUROPE 2004 IMPROVEMENT PLAN 1st Qtr. (Mils.) Actual Results $(247) $(525) $(401) $60 $(772) $(341) 2003 Second Half Annualized $ (680) - 2004 Benefit of Restructuring Actions 450 - Cost Reductions and Other Improvements 30 - 130 2004 Milestone $(100) - $(200) * Excluding special items 2nd Qtr. (Mils.) 3rd Qtr. (Mils.) 4th Qtr. (Mils.) 2004 Full Year* (Mils.) Pre-Tax Profit* 2003

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AUTOMOTIVE SECTOR - ASIA PACIFIC FOURTH QUARTER KEY METRICS -- 2003 vs. 2002 2002 2003 Revenue 1.3 1.5 2003 2002 $1.5 $1.3 Revenue (Bils.) 2002 2003 Vehicle Unit Sales 73 93 2003 2002 93 73 Vehicle Unit Sales (000) 2002 2003 PBT -35 26 $26 2003 2002 Pre-Tax Profit (Mils.)* $(35) * Excluding special items; see Appendix (pages 2 and 3 of 17) for reconciliation to GAAP

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AUTOMOTIVE SECTOR -- P.A.G. FOURTH QUARTER KEY METRICS -- 2003 vs. 2002 1st Qtr 2nd Qtr East 6 7.5 2003 2002 $7.5 $6.0 Revenue (Bils.) 2002 2003 200 220 2003 2002 220 201 Vehicle Unit Sales (000) 1st Qtr 2nd Qtr East -388 108 $(388) 2003 2002 Pre-Tax Profit (Mils.)* $108 * Excluding special items; see Appendix (pages 2 and 3 of 17) for reconciliation to GAAP

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PENSION UPDATE PENSION FUNDING NOT AN ISSUE U.S. pension fund returns Actual 26.1 % Long-term assumption 8.75 % U.S. discount rate 6.75% 6.25 % Worldwide pre-tax expense (Bils.) $0.9 $0.9 European restructuring costs included above 0.1 Worldwide pension contributions (Bils.) $2.8 $0.7 Funded status as of 12/31 (Bils.) - U.S. Hourly & Salaried funded plans $ (2.0) $ (1.9) - Worldwide plans (11.7) (11.2) No U.S. ERISA funding obligations or PBGC penalty premiums projected until 2009 2003 Proj. 2004

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POST-RETIREMENT HEALTH CARE AND LIFE INSURANCE Worldwide OPEB expense (Bils.) $4.2 $2.7 - Visteon Agreement included above 1.6 Worldwide Retiree Benefit payments (Bils.) 1.4 1.5 U.S. Assumptions Cost trend assumptions at 12/31 Initial trend rate 11% 9 % Steady state trend rate - 5% reached by 2008 2010 Discount Rate 6.75% 6.25% 2003 Proj. 2004

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2003 FOURTH QUARTER AND FULL YEAR AUTOMOTIVE CASH* 4th Qtr. (Bils.) Full Yr. (Bils.) Cash, Marketable & Loaned Securities, Short-Term VEBA Assets December 31, 2003 $ 25.9 $25.9 September 30, 2003 / December 31, 2002 26.9 25.3 Change in Gross Cash $ (1.0) $ 0.6 Operating-Related Cash Flow Automotive Pre-Tax Profits $ 0 $ 0.1 Capital Spending (1.8) (7.4) Depreciation and Amortization 1.5 5.5 Changes in Receivables, Inventory, and Trade Payables 0.4 (1.0) Other -- Primarily Taxes, and Expense and Payment Timing Differences 1.4 2.9 Total Auto. Op.-Related Cash Flow (Excl. Contrib. & Tax Refunds) $1.5 $ 0.1 Pension / Long-Term VEBA Contributions (3.3) (4.8) Tax Refunds 0.2 1.7 Total Automotive Operating-Related Cash Flow $(1.6) $(3.0) Other Cash Flow Capital Transactions w / Financial Services Sector 0.8 3.6 Divestitures and Acquisitions 0.1 0.5 Dividend to Shareholders (0.2) (0.7) Cash from FIN46 Consolidations - 0.3 All Other - Primarily Change in Automotive Debt (0.1) (0.1) Total Change in Gross Cash $(1.0) $ 0.6 * See Appendix (pages 16 and 17 of 17) for reconciliation to GAAP

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FINANCIAL SERVICES SECTOR 2003 PROFIT / (LOSS) Pre-Tax Profits by Operation Total Credit Hertz Other 903 839 44 20 Fourth Quarter (Mils.) $903 Total Credit Hert Other 3327 3035 228 64 Full Year (Mils.) $228 Total Hertz Ford Credit $3,327 Other Financial Services Memo: B / (W) 2002 $310 $245 $17 $48 $1,223 $1,070 $28 $125 $3,035 $64 Total Hertz Ford Credit Other Financial Services $839 $44 $20

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FINANCIAL SERVICES SECTOR - FORD CREDIT 2003 RESULTS Record Fourth Quarter and full year pre-tax earnings of $839 million and $3.0 billion, respectively Improvement in earnings primarily reflects Lower provision for credit losses Favorable market valuation of derivative instruments and associated exposures Offset partially by lower receivable sales (Q4) and impact of lower average net receivables (FY) Paid $800 million dividend in the Fourth Quarter, resulting in full year dividends totaling $3.7 billion and maintained managed leverage at 13 to 1

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2004 PLANNING ASSUMPTIONS AND OPERATIONAL METRICS Planning Assumptions Industry Volume -- U.S. 17.0 million units -- Europe 16.9 million units Industry Net Pricing -- U.S. Down slightly -- Europe Down slightly Operational Metrics Quality Improve in all regions Market Share Flat or improve in all regions Automotive Cost Performance* Improve by at least $500 million Capital Spending $7 billion Operating-Related Cash Flow** $1.2 billion positive * At constant volume, mix, and exchange; excluding special items ** See Appendix (pages 16 and 17 of 17) for reconciliation to GAAP

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2004 FINANCIAL MILESTONES Pre-Tax Income Automotive Americas North America $ 1.5 - 1.7 South America (0.1) - 0 International Europe (0.2) - (0.1) Asia-Pacific 0 - 0.1 P.A.G. 0.5 - 0.6 Total Automotive $ 0.9 - $1.1 Financial Services 2.6 - 2.7 Total Company $ 3.5 - $3.8 * Excluding special items Milestone (Bils.)*

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OUTLOOK FOR THE FIRST QUARTER 2004 First Quarter production compared with year ago 1,030,000 units in North America, largely unchanged 420,000 units in Europe, up 12,000 units 200,000 units at P.A.G., up 23,000 units Remaining restructuring action in Europe will be concluded in First Half Pricing pressure likely to continue in U.S. and Europe EPS GUIDANCE FOR FIRST QUARTER -- $0.40 - $0.45* * Based on income from continuing operations and excluding special items

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SAFE HARBOR Greater price competition in the U.S. and Europe resulting from currency fluctuations, industry overcapacity or other factors; A significant decline in industry sales, particularly in the U.S. or Europe, resulting from slowing economic growth, geo-political events or other factors; Lower-than-anticipated market acceptance of new or existing products; Work stoppages at key Ford or supplier facilities or other interruptions of supplies; The discovery of defects in vehicles resulting in delays in new model launches, recall campaigns or increased warranty costs; Increased safety, emissions, fuel economy or other regulation resulting in higher costs and/or sales restrictions; Unusual or significant litigation or governmental investigations arising out of alleged defects in our products or otherwise; Worse-than-assumed economic and demographic experience for our post-retirement benefit plans (e.g., investment returns, interest rates, health care cost trends, benefit improvements); Currency or commodity price fluctuations; A market shift from truck sales in the U.S.; Economic difficulties in South America or Asia; Reduced availability of or higher prices for fuel; Labor or other constraints on our ability to restructure our business; A change in our requirements under long-term supply arrangements under which we are obligated to purchase minimum quantities or pay minimum amounts; A further credit rating downgrade; Inability to access debt or securitization markets around the world at competitive rates or in sufficient amounts; Higher-than-expected credit losses; Lower-than-anticipated residual values for leased vehicles; Increased price competition in the rental car industry and/or a general decline in business or leisure travel due to terrorist attacks, act of war or measures taken by governments in response thereto that negatively affect the travel industry; and Our inability to implement the Revitalization Plan. Statements included herein may constitute "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated, including, without limitation:

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APPENDIX

FOURTH QUARTER RESTRUCTURING ACTIONS -- VISTEON AGREEMENT Pre-Tax Profit / (Loss) (Mils.) 2003 Pre-Tax Profit Transfer of Pre-Spin OPEB Liability $(1,646) IT Separation / Other (101) One-Time Payment from Visteon 150 Total $(1,597) Appendix 1 of 17

RECONCILIATION OF AUTOMOTIVE PRE-TAX PROFIT TO EXCLUDE SPECIAL ITEMS Fourth Quarter (Mils.) Full Year (Mils.) Pre-Tax Profit from Continuing Opns. $(570) $(1,153) $(2,009) $(1,957) Less: Special Items - European Restructuring $(173) $ (173) $ (457) $ (513) - P.A.G. Restructuring (157) (157) -- -- - Visteon Agreement -- -- (1,597) (1,597) - Other Non-Core Businesses -- (570) 49 49 Subtotal Special Items $(330) $ (900) $(2,005) $(2,061) Pre-Tax Profit Excl. Special Items $(240) $ (253) $ (4) $ 104 Fourth Quarter (Mils.) Full Year (Mils.) 2002 2003 Appendix 2 of 17

2002 - 2003 FOURTH QUARTER PRE-TAX RESULTS North America $ 513 $(1,400) $ -- $(1,597) $ 513 $ 197 South America (96) (4) -- -- (96) (4) Total Americas $ 417 $(1,404) $ -- $(1,597) $417 $ 193 International Europe $(190) $ (397) $(173) $ (457) $ (17) $ 60 Asia Pacific (35) 26 -- -- (35) 26 P.A.G. (545) 108 (157) -- (388) 108 Other (12) (22) -- -- (12) (22) Total International $(782) $ (285) $(330) $ (457) $ (452) $ 172 Other Automotive (205) (320) -- 49 (205) (369) Total Automotive $(570) $(2,009) $(330) $(2,005) $ (240) $ (4) Financial Services 593 903 -- -- 593 903 Total Company $ 23 $(1,106) $(330) $(2,005) $ 353 $ 899 2002 (Mils.) 2003 (Mils.) Pre-Tax Profits (Incl. Special Items) Special Items Pre-Tax Profits (Excl. Special Items) 2002 (Mils.) 2003 (Mils.) 2002 (Mils.) 2003 (Mils.) Appendix 3 of 17

2002 - 2003 FULL YEAR PRE-TAX RESULTS North America $ 2,490 $ 165 $ -- $(1,597) $ 2,490 $ 1,762 South America (622) (130) -- -- (622) (130) Total Americas $ 1,868 $ 35 $ -- $(1,597) $ 1,868 $ 1,632 International Europe $ (722) $(1,626) $(173) $ (513) $ (549) $(1,113) Asia Pacific (176) (25) -- -- (176) (25) P.A.G. (897) 164 (157) -- (740) 164 Other (15) 69 -- -- (15) 69 Total International $(1,810) $(1,418) $(330) $ (513) $(1,480) $ (905) Other Automotive (1,211) (574) (570) 49 (641) (623) Total Automotive $(1,153) $(1,957) $(900) $(2,061) $ (253) $ 104 Financial Services 2,104 3,327 -- -- 2,104 3,327 Total Company $ 951 $ 1,370 $(900) $(2,061) $ 1,851 $ 3,431 2002 (Mils.) 2003 (Mils.) Pre-Tax Profits (Incl. Special Items) Special Items Pre-Tax Profits (Excl. Special Items) 2002 (Mils.) 2003 (Mils.) 2002 (Mils.) 2003 (Mils.) Appendix 4 of 17

FOURTH QUARTER AUTOMOTIVE SUMMARY Americas North America 999 1,022 $21,252 $22,808 $ 513 $ 197 South America 56 61 335 623 (96) (4) Total Americas 1,055 1,083 $21,587 $23,431 $ 417 $ 193 International Europe 460 484 $ 5,573 $ 7,412 $ (17) $ 60 Asia Pacific 73 93 1,262 1,548 (35) 26 P.A.G. 201 220 6,022 7,458 (388) 108 Other -- -- -- -- (12) (22) Total International 734 797 $12,857 $16,418 $(452) $ 172 Other Automotive -- -- 171 -- (205) (369) Total Automotive 1,789 1,880 $34,615 $39,849 $(240) $ (4) 2002 (000) 2003 (000) 2002 (Mils.) 2003 (Mils.) 2002 (Mils.) 2003 (Mils.) Vehicle Unit Sales Revenue Pre-Tax Profits* Appendix 5 of 17 * Excluding special items; see Appendix (pages 2 and 3 of 17) for reconciliation to GAAP

FULL YEAR AUTOMOTIVE SUMMARY Americas North America 4,146 3,811 $87,070 $83,597 $ 2,490 $ 1,762 South America 195 209 1,549 1,877 (622) (130) Total Americas 4,341 4,020 $88,619 $85,474 $ 1,868 $ 1,632 International Europe 1,561 1,595 $18,876 $22,186 $ (549) $(1,113) Asia Pacific 300 353 4,379 5,839 (176) (25) P.A.G. 771 752 21,312 24,943 (740) 164 Other -- -- -- -- (15) 69 Total International 2,632 2,700 $44,567 $52,968 $(1,480) $ (905) Other Automotive -- -- 1,087 -- (641) (623) Total Automotive 6,973 6,720 $134,273 $138,442 $ (253) $ 104 2002 (000) 2003 (000) 2002 (Mils.) 2003 (Mils.) 2002 (Mils.) 2003 (Mils.) Vehicle Unit Sales Revenue Pre-Tax Profits* Appendix 6 of 17 * Excluding special items; see Appendix (pages 2 and 4 of 17) for reconciliation to GAAP

2003 FULL YEAR MARKET RESULTS U.S. Industry SAAR (Mils.) 16.2 16.6 18.0 17.1 17.0 (0.1) Market Share (Pct.) - Ford and Lincoln Mercury 20.0% 19.3% 18.6% 19.0% 19.2 (0.7) Pts. - Premier Automotive Group 1.2 1.3 1.3 1.4 1.3 0.1 Total U.S. Market Share 21.2% 20.6% 19.9% 20.4% 20.5 (0.6) Pts. Net Pricing (Pct.)* 0.2% (2.7)% (0.3)% 0.5% (0.6)% Europe Industry SAAR (Mils.) 16.6 16.7 17.2 17.2 17.0 (0.2) Market Share (Pct.) - Ford 9.2% 8.7% 8.6% 8.0% 8.6% 0 Pts. - Premier Automotive Group 2.1 2.1 2.1 2.2 2.1 (0.1) Total Europe Market Share 11.3% 10.8% 10.7% 10.2% 10.7% (0.1) Pts. Net Pricing (Pct.)* (1.4)% (2.6)% (1.6)% (1.0)% (1.7)% Other Regions Ford Brand Market Share (Pct.) - Brazil 10.5% 11.7% 12.1% 11.7% 11.5% 1.6 Pts. - Australia 14.2 13.6 14.7 13.2 13.9 0.7 * Excludes P.A.G. brand vehicles; calculated at constant volume and exchange First Quarter Second Quarter Third Quarter Amount B / (W) 2002 Full Year Fourth Quarter Appendix 7 of 17

PRODUCTION VOLUMES North America 900 (51) 1,030 (2) Europe 438 (4) 420 12 P.A.G. 200 30 200 23 Units (000) 2003 Actual Fourth Quarter B / (W) 2002 (000) Units (000) First Quarter 2004 Forecast B / (W) 2003 (000) Appendix 8 of 17

RECONCILIATION OF NET PRICING TO CHANGE IN AUTOMOTIVE SALES Automotive Sales 2003 $22,808 $22,317 $7,412 $15,314 $83,597 $21,936 $22,186 $13,910 2002 21,252 21,273 5,573 12,115 87,070 21,001 18,876 12,092 2003 B / (W) $ 1,556 $ 1,044 $1,839 $ 3,199 $ (3,473) $ 935 $ 3,310 $ 1,818 Than 2002 Memo: Change in 4.9% 26.4% 4.4% 15.0 % Automotive Sales Explanation of Change (Pct.) Mix, Exchange, Other 2.8% 20.2% 4.0% 13.3 % Net Pricing 0.5 (1.0) (0.6) (1.7) Effect of FIN46* 1.6 7.2 1.0 3.4 Total 4.9% 26.4% 4.4% 15.0 % North America (Mils.) (Per Unit) Fourth Quarter Europe (Per Unit) (Mils.) North America (Mils.) (Per Unit) Full Year Europe (Per Unit) (Mils.) Appendix 9 of 17 * North America revenue includes effect of FIN46 -- $341 per unit in Fourth Quarter and $210 per unit for full year

2003 FORD AND LINCOLN MERCURY U.S. MARKET DATA* Sales Mix Fleet Sales (Pct. of Total) 28% 27% 16% 24% 24% 0 Pts. Red Carpet Lease (Pct. of Total) 7 5 4 4 5 (6) Red Carpet Lease (Pct. of Retail) 10 7 5 5 7 (7) Inventory Days' Supply Car 66 67 70 77 77 (2) Truck 95 86 66 75 75 9 Average 84 80 67 76 76 6 * Beginning in 2004 this will only be included in the monthly sales call after the quarter close First Quarter Third Quarter Amount Second Quarter B / (W) 2002 Full Year Fourth Quarter Appendix 10 of 17

COSTS AND EXPENSES AUTOMOTIVE SECTOR Total Cost and Expenses $35,033 $41,572 $(6,539) $134,801 $139,973 $(5,172) Select Cost Items Included Above: Depreciation $ 572 $ 755 $ (183) $2,435 $2,814 $ (379) Amortization 658 726 (68) 2,461 2,658 (197) Post-Retirement Expense* 554 2,616 (2,062) 2,115 5,019 (2,904) 2002 (Mils.) 2003 (Mils.) 2003 B / (W) 2002 (Mils.) Fourth Quarter 2002 (Mils.) 2003 (Mils.) 2003 B / (W) 2002 (Mils.) Full Year Appendix 11 of 17 * Includes Special Items of $1.6 billion in 2003

2002 2003 East 1371 2196 4Q 594 839 Receivables (Bils.) On-Balance Sheet $126 $132 * Securitized Off-Balance Sheet 71 50 Managed $197 $182 Credit Losses (Mils.) On-Balance Sheet $2,362 $2,044 Managed 2,816 2,813 Loss-to-Receivables Ratio On-Balance Sheet 1.72% 1.67% Managed - U.S. Retail and Lease 1.50 1.89 - Worldwide Total 1.39 1.50 Allow. for Credit Losses - Worldwide Amount (Bils.) $3.2 $3.0 - Pct. Of EOP Receivables 2.51% 2.28 % Leverage (To 1)*** Financial Statement 10.3 12.0 Managed 12.8 13.0 2002 2003 Key Metrics ** FORD CREDIT RESULTS AND METRICS -- FULL YEAR Appendix 12 of 17 $1,965 $3,035 Pre-Tax Profit* (Mils.) 2002 2003 $594 $839 Fourth Quarter First Nine Months Net Income (Mils.) $1,234 $1,817 ROE 9% 14% * From continuing operations * Includes receivables sold in certain securitizations; see Appendix (pages 13, 14, 15 of 17) ** Includes credit losses on reacquired receivables; 1.6% excluding credit losses on reacquired receivables *** See Appendix (pages 13, 14, 15 of 17) for calculation, definitions and reconciliation

FORD CREDIT KEY METRIC DEFINITIONS Appendix 13 of 17 In addition to evaluating Ford Credit's financial performance on a GAAP financial statement basis, Ford Credit management also uses other criteria, some of which were previously disclosed in this presentation and are defined below. Information about the impact of on- balance sheet securitization is also included below : Managed Receivables - receivables reported on Ford Credit's balance sheet and receivables Ford Credit sold in off-balance-sheet securitizations and continues to service Serviced Receivables - includes managed receivables and receivables Ford Credit sold in whole-loan sales transactions (i.e., receivables for which Ford Credit has no continuing exposure or risk of loss) Managed Credit Losses - credit losses associated with receivables reported on Ford Credit's balance sheet plus credit losses associated with receivables Ford Credit sold in off- balance sheet securitizations and continues to service Impact of On-Balance Sheet Securitization - retail installment receivables reported on Ford Credit's balance sheet include receivables sold for legal purposes to Ford Credit-sponsored special purpose entities in securitizations. These receivables are available only to pay securitization investors and other participants and are not available to pay the obligations of Ford Credit or the claims of Ford Credit's creditors. Debt reported on Ford Credit's balance sheet includes debt issued to securitization investors which is payable solely out of collections on the receivables supporting the securitization and is not the legal obligation of Ford Credit

FORD CREDIT RATIO DEFINITIONS In addition to evaluating Ford Credit's financial performance on a GAAP financial statement basis, Ford Credit management also uses other criteria, some of which were previously disclosed in this presentation and are defined below: Leverage: Total Debt - Financial Statement Leverage = Equity Total Debt Securitized Receivables* Cash and Cash Equivalents SFAS No. 133 Adjustments on Total Debt Equity Minority Interest SFAS No. 133 Adjustment on Equity - Managed Leverage + - - - = + - Retained Interest in Securitized Receivables* Credit Losses = + Losses on Reacquired Receivables Average Net Receivables Loss-to-Receivables Ratio Appendix 14 of 17 * Off-balance sheet only

FORD CREDIT RECONCILIATIONS OF MANAGED LEVERAGE TO FINANCIAL STATEMENT LEVERAGE Dec. 31, 2002 (Bils.) Dec. 31, 2003 (Bils.) Leverage Calculation * Total Debt $140.3 $149.7 Total Securitized Receivables Outstanding** 71.4 49.4 Retained Interest in Securitized Receivables** (17.6) (13.0) Adjustments for Cash and Cash Equivalents (6.8) (15.7) Adjustments for SFAS 133 (6.2) (4.7) Adjusted Debt $181.1 $165.7 Total Stockholder's Equity (incl. minority interest) $13.6 $12.5 Adjustments for SFAS 133 0.5 0.2 Adjusted Equity $14.1 $12.7 Managed Leverage to 1*** 12.8 13.0 Financial Statement Leverage = Total Debt / Equity 10.3 13.0 Appendix 15 of 17 * Includes $9 billion of debt issued by FCAR which is payable solely out of collections of receivables underlying FCAR's assets and is not the obligation of Ford Credit ** Off-balance sheet only *** Adjusted Debt / Adjusted Equity

AUTOMOTIVE GROSS CASH RECONCILIATION TO GAAP Appendix 16 of 17 Cash and Cash Equivalents $ 5.2 $ 5.4 $ 0.2 Marketable Securities 17.4 10.8 (6.6) Loaned Securities 0 5.7 5.7 Total Cash / Market. Sec. $22.6 $21.9 $(0.7) Short-Term VEBA 2.7 4.0 1.3 Gross Cash $25.3 $25.9 $ 0.6 Dec. 31, 2003 B / (W) Dec. 31, 2002 (Bils.) Dec. 31 2003 (Bils.) Dec. 31 2002 (Bils.)

Appendix 17 of 17 AUTOMOTIVE OPERATING RELATED CASH FLOW RECONCILIATION TO GAAP Cash Flow from Operating Activities before Securities $(3.5) $ 1.3 Trading* Items Included in Operating-Related Cash Flow Capital Expenditures $(1.8) $(7.4) Net Transactions Between Automotive and 0.8 1.2 Financial Services Sectors** Other, Primarily Exclusion of Short-Term VEBA Cash Flow 2.9 1.9 Total Reconciling Items $ 1.9 $(4.3) Automotive Operating-Related Cash Flow $(1.6) $(3.0) Full Yr. (Bils.) 4th Qtr. (Bils.) 2003 * As shown in our sector statement of cash flow for Automotive ** Primarily payables and receivables between the sectors in the normal course of business, as shown in our sector statement of cash flow